Exhibit 99.1

Patheon Reports Preliminary Unaudited First Quarter Fiscal 2014 Results

TORONTO, March 6, 2014 /CNW/ – Patheon Inc. (TSX: PTI), a leading provider of contract development and manufacturing services to the global pharmaceutical industry, with recently acquired proprietary products, announced today preliminary unaudited fiscal 2014 first-quarter results. Based on its current expectations, Patheon anticipates the following results for its first-quarter ended January 31, 2014:

•	Revenues of approximately $266.7 million versus $213.5 million in the prior year.

•	Adjusted EBITDA of approximately $36.4 million versus $19.8 million in the prior year.

•	Loss from continuing operations of approximately $0.1 million versus a loss of $51.4 million in the prior year.

Because Patheon’s results of operations for the first quarter of fiscal 2014 have not yet been finalized, the preliminary results included in this press release are subject to change as a result of the period-end closing process and review of Patheon’s financial statements by its independent registered public accounting firm. See “Caution Concerning Forward Looking Statements and Preliminary Financial Results.” All currency is expressed in U.S. dollars.

About Patheon

Patheon Inc. (TSX: PTI) is a leading provider of contract development and commercial manufacturing services to the global pharmaceutical industry for a full array of solid and sterile dosage forms. Through the company’s recent acquisition of Banner Pharmacaps – a market leader in soft gelatin capsule technology – Patheon now also includes a proprietary products and technology business. Patheon provides the highest quality products and services to approximately 300 of the world’s leading pharmaceutical and biotechnology companies. Patheon’s integrated network consists of 15 locations, including 12 commercial contract manufacturing facilities and 9 product development centers across North America and Europe. Patheon enables customer products to be launched with confidence anywhere in the world. For more information visit www.patheon.com.

Use of Non-GAAP Measures

This press release includes the financial measure Adjusted EBITDA that has not been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).

“Adjusted EBITDA” is defined as loss from continuing operations before repositioning expenses, interest expense, foreign exchange losses reclassified from other comprehensive income (loss), refinancing expenses, acquisition and integration costs (including certain product returns and inventory write-offs recorded in gross profit), gains and losses on sale of capital assets, income taxes, asset impairment charges, depreciation and amortization, stock-based compensation expense, consulting costs related to Patheon’s operational initiatives, purchase accounting adjustments, acquisition-related litigation expenses and other income and expenses. Readers are cautioned that Adjusted EBITDA should not be construed as an alternative to loss from continuing operations determined in accordance with U.S. GAAP as an indicator of performance. Adjusted EBITDA is used by management as an internal measure of profitability. Patheon has included Adjusted EBITDA because it believes that this measure is used by certain investors to assess its financial performance before non-cash charges and certain costs that it does not believe are reflective of its underlying business.

Since non-GAAP measures do not have a standardized meaning, they may not be comparable to similar measures presented by other issuers. Readers are cautioned that these non-GAAP measures are not based on any comprehensive set of accounting rules or principles and that they should be considered only in conjunction with, and not as a substitute for, or superior to, loss from continuing operations determined in accordance with GAAP as indicators of performance and not as a substitute for, or superior to, operating cash flow as an indicator of liquidity, as applicable. These non-GAAP measures are subject to inherent limitations because (i) they do not reflect all of the expenses and cash flow associated with loss from continuing operations and operating cash flow, respectively, determined in accordance with GAAP and (ii) the composition of these non-GAAP measures involved the exercise of judgment by management. A reconciliation of these non-GAAP measures to their closest U.S. GAAP measures is included in this press release.

Caution Concerning Forward-Looking Statements and Preliminary Financial Results

This press release contains forward-looking statements which reflect Patheon’s expectations regarding its future growth, results of operations, performance (both operational and financial) and business prospects and opportunities. All statements, other than statements of historical fact, are forward-looking statements. Wherever possible, words such as “plans”, “expects” or “does not expect”, “forecasts”, “anticipates” or “does not anticipate”, “believes”, “intends” and similar expressions or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved have been used to identify these forward-looking statements. Although the forward looking statements contained in this press release reflect Patheon’s current assumptions based upon information currently available to it and based upon what Patheon believes to be reasonable assumptions, Patheon cannot be certain that actual results will be consistent with its expectations and other forward-looking statements. Forward-looking statements are provided in order to assist stakeholders in understanding management’s expectations as of the date of this press release, and may not be suitable for other purposes. Patheon’s current material assumptions include assumptions related to its operational excellence initiatives and transformation activities, customer volumes, regulatory compliance, foreign exchange rates, employee severance costs associated with termination, and projected integration savings related to the Banner acquisition. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause Patheon’s actual results, performance, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, risks related to international operations and foreign currency fluctuations; customer demand for Patheon’s services; regulatory matters affecting manufacturing and pharmaceutical development services; impacts of acquisitions, divestitures, restructurings and other strategic transactions (including Patheon’s acquisition by JLL/Delta Patheon Holdings, L.P.) and Patheon’s ability to achieve its intended objectives with respect to such transactions and to integrate businesses that it may acquire or combine with; implementation of Patheon’s operational excellence initiatives and transformation activities; Patheon’s ability to effectively transfer business between facilities; the global economic environment; Patheon’s exposure to complex production issues; Patheon’s substantial financial leverage; interest rate risks; potential environmental, health and safety liabilities; credit and customer concentration; competition; rapid technological change; product liability claims; intellectual property; the fact that Patheon has a majority shareholder that can exercise significant influence over it; supply arrangements; pension plans; derivative financial instruments; and Patheon’s dependence upon key management, scientific and technical personnel. For additional information regarding risks and uncertainties that could affect Patheon’s business, please see Item 1A “Risk Factors” of Patheon’s Annual Report on Form 10-K/A (Amendment No. 1) for the fiscal year ended October 31, 2013 as further amended by Amendment No. 2 on Form 10-K/A, and its subsequent filings with the U.S. Securities and Exchange Commission (“SEC”) and the Canadian securities regulators. Although Patheon has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that forward looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. These forward-looking statements are made as of the date of this press release and, except as required by law, Patheon assumes no obligation to update or revise them to reflect new events or circumstances.

In addition, Patheon is currently undergoing its quarter-end closing and review process. Because Patheon’s results of operations for the quarter ended January 31, 2014 have not yet been finalized, the preliminary results included in this press release are subject to change as a result of the period-end closing process and the review of Patheon’s financial statements by its independent registered public accounting firm, Ernst & Young LLP. These changes may be material. The preliminary financial results included in this press release have been prepared by, and are the responsibility of, Patheon’s management. Ernst & Young LLP has not completed its review of Patheon’s first quarter 2014 financial statements, and accordingly, Ernst & Young LLP does not express an opinion or any form of assurance with respect to these preliminary financial results. These preliminary financial results are not necessarily indicative of results of future operations. Accordingly, readers should not place undue reliance on Patheon’s preliminary financial results. These preliminary financial results should be read in conjunction with Patheon’s previously disclosed consolidated historical financial statements (and related notes).

Additional Information

On November 18, 2013, Patheon entered into an Arrangement Agreement (the “Arrangement Agreement”) with JLL/Delta Patheon Holdings, L.P., (“Newco”) under which Patheon would be taken private pursuant to a court-approved plan of arrangement under the Canada Business Corporations Act. This press release may be deemed to be proxy solicitation material in respect of this proposed transaction. Copies of the Arrangement Agreement, the proxy statement and management information circular for the Special Meeting (which includes the valuation and the fairness opinions obtained by Patheon in connection with the transaction) and certain related documents have been filed with Canadian and U.S. securities regulators and are available on the Canadian SEDAR profile of Patheon at www.sedar.com and the SEC’s website (EDGAR) at www.sec.gov. In addition, investors and securityholders may obtain free copies of the documents Patheon files with the SEC and with Canadian securities regulators by directing a written request to Patheon Inc., 2100 Syntex Court, Mississauga, Ontario, Canada L5N 7K9, Attention: Corporate Secretary. Copies of Patheon’s filings with the SEC and with Canadian securities regulators may also be obtained at the “Investor Relations” section of Patheon’s website at www.patheon.com.

As noted above, Patheon has filed with the SEC, and on SEDAR, and furnished to its shareholders a proxy statement and management information circular in connection with the proposed transaction with Newco. Investors and securityholders of Patheon are urged to read the proxy statement and management information circular and the other relevant materials because such materials contain important information about Patheon, Newco and the proposed transaction.

Patheon and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the securityholders of Patheon in connection with the proposed transaction. Information about Patheon and its directors and executive officers, including their ownership of Patheon securities, is set forth in the Annual Report (Form 10-K) which was filed with the SEC and on SEDAR on January 10, 2014, as amended by Amendment No. 1 on Form 10-K/A which was filed with the SEC and on SEDAR on January 13, 2014, and as further amended by Amendment No. 2 on Form 10-K/A, which was filed with the SEC and on SEDAR on February 21, 2014, and as supplemented by other Patheon filings with the SEC and Canadian securities regulators. Investors and securityholders may obtain additional information regarding the direct and indirect interests of Patheon and its directors and executive officers in the proposed transaction by reading the proxy statement and management information circular and other public filings referred to above.

Patheon Inc.

CONSOLIDATED BALANCE SHEETS

(preliminary and unaudited)

	As of January 31,	As of October 31,
	2014	2013
(in millions of U.S. dollars)	$	$
Assets
Current
Cash and cash equivalents	45.8	61.6
Accounts receivable, net	180.9	191.3
Inventories	143.5	137.8
Income taxes receivable	4.0	3.6
Prepaid expenses and other	12.1	15.3
Deferred tax assets—short-term	6.1	6.1

Total current assets	392.4	415.7

Capital assets	484.4	496.7
Intangible assets	67.5	69.2
Deferred financing costs	19.3	20.2
Deferred tax assets	0.1	0.1
Goodwill	48.2	48.5
Investments	9.4	8.4
Other long-term assets	22.7	19.0

Total assets	1,044.0	1,077.8

Liabilities and shareholders’ equity
Current
Short-term borrowings	0.7	3.0
Accounts payable and accrued liabilities	204.7	221.9
Income taxes payable	2.3	0.1
Deferred revenues—short-term	16.3	15.0
Deferred tax liability—short-term	0.1	0.1
Current portion of long-term debt	6.8	6.8

Total current liabilities	230.9	246.9

Long-term debt	603.0	599.2
Deferred revenues	19.4	20.1
Deferred tax liabilities	43.4	43.4
Other long-term liabilities	38.0	41.8

Total liabilities	934.7	951.4

Shareholders’ equity
Restricted voting shares	610.6	610.6
Contributed surplus	17.5	16.7
Accumulated deficit	(514.6)	(514.5)
Accumulated other comprehensive income	(4.2)	13.6

Total shareholders’ equity	109.3	126.4

Total liabilities and shareholders’ equity	1,044.0	1,077.8

Patheon Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS

(preliminary and unaudited)

	Three months ended January 31,
	2014	2013
(in millions of U.S. dollars, except loss per share)	$	$
Revenues	266.7	213.5
Cost of goods sold	197.8	171.1

Gross profit	68.9	42.4
Selling, general and administrative expenses	46.3	35.2
Research and development	2.8	1.3
Repositioning expenses	0.7	4.0
Acquisition and integration costs	4.9	4.4
Impairment charge	—	10.1
Gain on sale of fixed assets	(0.4)	(0.3)

Operating income (loss)	14.6	(12.3)
Interest expense, net	12.8	9.8
Foreign exchange loss, net	1.2	0.8
Refinancing expenses	—	29.1
Other income, net	(1.3)	(0.4)

Income (Loss) from continuing operations before income taxes	1.9	(51.6)
Provision for (benefit from) income taxes	2.0	(0.2)

Loss from continuing operations	(0.1)	(51.4)

Net loss attributable to restricted voting shareholders	(0.1)	(51.4)

Basic and diluted loss per share
From continuing operations	($0.001)	($0.384)
Weighted-average number of shares outstanding during period-basic and diluted (in thousands)	140,936	133,849

Patheon Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(preliminary and unaudited)

	Three months ended January 31,
	2014	2013
(in millions of U.S. dollars)	$	$
Operating activities
Loss from continuing operations	(0.1)	(51.4)
Add (deduct) charges to operations not requiring a current cash payment
Depreciation and amortization	12.4	11.0
Impairment charge	—	10.1
Other non-cash interest	1.5	4.9
Change in other long-term assets and liabilities	(5.5)	(1.6)
Deferred income taxes	—	(1.0)
Amortization of deferred revenues	(5.1)	(4.2)
Gain on sale of capital assets	(0.4)	(0.3)
Stock-based compensation expense	0.8	0.8
Other	(1.4)	0.1

	2.2	(31.6)
Net change in non-cash working capital balances related to continuing operations	(17.3)	19.7
Increase in deferred revenues	6.5	5.6

Cash used in operating activities	(8.6)	(6.3)

Investing activities
Additions to capital assets	(11.4)	(8.4)
Proceeds on sale of capital assets	4.4	0.4
Acquisitions, net of cash acquired	—	(258.9)

Cash used in investing activities	(7.0)	(266.9)

Financing activities
Proceeds from long-term borrowings	13.0	592.1
Increase in deferred financing costs	—	(21.7)
Repayment of debt, net of penalty payment	(12.2)	(315.8)
Share issue cost	—	(0.9)
Proceeds on issuance of restricted voting shares	—	32.9

Cash provided by financing activities	0.8	286.6

Effect of exchange rate changes on cash and cash equivalents	(1.0)	2.6

Net (decrease) increase in cash and cash equivalents during the period	(15.8)	16.0
Cash and cash equivalents, beginning of period	61.6	39.4

Cash and cash equivalents, end of period	45.8	55.4

ADJUSTED EBITDA BRIDGE

(Preliminary and Unaudited)

	Three months ended January 31,
	2014	2013
(in millions of U.S. dollars)	$	$
Loss from continuing operations	(0.1)	(51.4)
Add (deduct):
Provision for (benefit from) income taxes	2.0	(0.2)
Gain on sale of capital assets	(0.4)	(0.3)
Acquisition and integration costs	4.9	4.4
Refinancing expenses	—	29.1
Interest expense, net	12.8	9.8
Repositioning expenses	0.7	4.0
Depreciation and amortization	12.4	11.0
Impairment charge	—	10.1
Operational initiatives related consulting costs	1.4	0.1
Acquisition-related litigation expenses	3.1	—
Stock-based compensation expense	0.8	0.8
Purchase accounting adjustments	—	2.9
Other	(1.2)	(0.5)

Adjusted EBITDA	36.4	19.8

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Contact:

Patheon Inc.

Tel: (919) 226-3200

Email: investorrelations@patheon.com